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                                                                    EXHIBIT 10.2

THIS WARRANT HAS NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS.
 IT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS
         OF SUCH LAWS EVIDENCE BY AN OPINION OF COUNSEL SATISFACTORY
           TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                        WARRANT TO PURCHASE COMMON STOCK

                        COMPLETE WELLNESS CENTERS, INC.


THIS CERTIFIES THAT, for value received, __________________ (Holder) is entitled to purchase, on the terms hereof, _________ shares of common stock, par value $0.0000555 per share, of Complete Wellness Centers, Inc., a Delaware corporation (Company), at per share price of $0.01, subject to adjustment as provided herein.

This Warrant is issued pursuant to the provisions of the Purchase Agreement dated as of October 4, 1995 (Agreement)relating hereto, and this Warrant and the common stock issuable upon exercise of this Warrant shall be subject to, and the Holder shall be bound by, all the provisions of the Agreement, and shall be deemed to have made the representations and warranties set forth in
Section 2 of the Agreement with respect to the securities evidenced by this Warrant. Additionally, the following terms shall apply to this Warrant:


1.  EXERCISE OF WARRANT.

The terms and conditions upon which this Warrant may be exercised and the common stock covered hereby (Warrant Stock) may be purchased are as follows:

1.1. Voluntary Exercise. This Warrant may be exercised in full or in part at any time after October 4, 1996; provided that in no case may this Warrant be exercised later than 5:00 p.m. eastern time on October 4, 2000 (Expiration
Date), after which time this Warrant shall terminate and shall be void.

1.2. Number of Shares. The number of shares of common stock for which this Warrant is initially exercisable is ___________, which number is subject to adjustment pursuant to Section 2 of this Warrant.

1.3. Purchase Price. The per share purchase price for the shares of common stock to be issued upon exercise of this Warrant shall be $0.01, subject to adjustment as provided herein.

1.4. Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price by check or bank draft payable to the Company's order or by wire transfer to the
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Company's account for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company's board of directors.

1.5. Issuance of Shares. Upon the exercise of the purchase rights evidenced by this Warrant, a certificate or certificates for the purchased shares shall be issued to the Holder as soon as practicable.


2.  CERTAIN ADJUSTMENTS.

2.1. Common Stock Dividends. If the Company at any time prior to the expiration of this Warrant shall pay a dividend with respect to common stock payable in shares of common stock, then the purchase price per share shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend, to that price determined by multiplying the per share purchase price in effect by a fraction (i) the numerator of which shall be the total number of shares of common stock outstanding immediately prior to such dividend and (ii) the denominator of which shall be the total number of shares of common stock outstanding immediately after such dividend; provided, however, that the aggregate purchase price shall not be adjusted.

2.2. Mergers, Consolidations, or Sale of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the common stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant; provided, however, that the aggregate purchase price shall not be adjusted.

2.3. Splits and Subdivisions.  In the event the Company should at an time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of common stock or the determination of the holders of common stock entitled to receive a dividend or other distribution payable in additional shares of common stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of common stock (Common Stock Equivalents) without payment of any consideration by such holder for the
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                                                                               3

additional shares of common stock or Common Stock Equivalents (including the additional shares of common stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split, or subdivision if no record date is fixed), the purchase price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase of outstanding shares; provided, however, that the aggregate purchase price shall not be adjusted.

2.4. Combination of Shares. If the number of shares of common stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of common stock, the purchase price per share shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares; provided, however, that the aggregate purchase price shall not be adjusted.

2.5. Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subsections 2.1 or 2.3, then, in each such case for the purpose of this subsection 2.5, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of common stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of common stock entitled to receive such distribution; provided, however, that the aggregate purchase price shall not be adjusted.

2.6. Certificate as to Adjustments. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

         (a) Such adjustments and readjustments;

         (b) The purchase price at the time in effect; and

         (c) The number of shares of Warrant Stock and the amount, if any, of other property at the time receivable upon exercise of this Warrant.

2.7. Notices of Record Date, etc.  In the event of:

         (a) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the
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                                                                               4

last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

         (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

         (c) Any voluntary or involuntary dissolution, liquidation, or winding-up of the Company,

the Company will mail to the holder of this Warrant at least twenty (20) days prior to the earliest date specified therein, a notice specifying:

                 (i) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                 (ii) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

3.  FRACTIONAL SHARES.

No fractional share shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company's board of directors.


4. RESERVATION OF COMMON STOCK.

The Company shall at all times reserve and keep available out of its authorized but unissued shares of commons stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of common stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the exercise of this Warrant in its entirety, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use its reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.


5. PRIVILEGE OF STOCK OWNERSHIP.
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                                                                               5


Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 5, however, shall limit the right of the Holder to participate in distributions to the extent set forth in Section 2 or be provided the notices described in Section 2 if the Holder ultimately exercises this Warrant.


6.  LIMITATION OF LIABILITY.

Except as otherwise provided herein, in the absence of affirmative action by the Holder to purchase the Warrant Stock, no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. TRANSFERS AND EXCHANGES.

7.1. Transfers. Subject to the terms and conditions of the Agreement and compliance with applicable federal and state securities laws, this Warrant is transferable in whole or in part by the Holder.

7.2. Exchanges. All new warrants issued in connection with transfers or exchanges shall be identical in form and provision to this Warrant except as to the number of shares and the identity of the Holder.


8. SUCCESSORS AND ASSIGNS.

The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors and assigns, subject to the restrictions set forth in the Agreement.


9. LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.
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                                                                               6



10. WEEKENDS, HOLIDAYS, ETC.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday, or legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Sunday or legal holiday.


11. GOVERNING LAW

The terms and conditions of this Warrant shall be governed by and construed in accordance with Delaware law as such laws are applied to agreements which are entered into solely between Delaware residents and are to be performed entirely within that state.


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Dated: October 4, 1995


                                            COMPLETE WELLNESS CENTERS, INC.



                                            By:
                                               -----------------------------
                                               C. Thomas McMillen, President
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                                  SUBSCRIPTION


TO: Complete Wellness Centers, Inc.

    -------------------------------

    -------------------------------

    -------------------------------


Ladies and Gentlemen:

The undersigned, _____________________________________, hereby elects to purchase, pursuant to the provisions of the Warrant dated October 4, 1995 held by the undersigned, _________ shares of the common stock of Complete Wellness Centers, Inc., a Delaware corporation, and tenders herewith payment of the purchase price of such shares in full.

The undersigned hereby represents and warrants that the undersigned is acquiring such stock for the undersigned's own account and not for resale or with a view to, or for resale in connection with, the distribution of any part thereof, and accepts such shares subject to the restrictions of the Purchase Agreement dated as of October 4, 1995 relating thereto. The undersigned hereby remakes all representations set forth in Section 2 of the Purchase Agreement.

If the number of shares being purchased hereunder is not all of the shares covered by the Warrant, the undersigned requests that a new warrant for the balance of shares covered by such Warrant be registered in the name of and delivered to the undersigned.


Date:
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                                         By:
                                              ---------------------------
                                                     (Signature)

                                         Name:
                                              ---------------------------

                                      Address:
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